Exhibit 99.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Lynn Wiebe,  Chief Financial Officer of Enterra Energy Trust (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)	the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Lynn Wiebe
                          Lynn Wiebe
                                                             Chief Financial Officer
                                                             March, 2004